Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Sierra Monitor Corporation on Form 10-KSB for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Sierra Monitor Corporation.


Date: November 11, 2005                      By: /s/ Gordon R. Arnold
                                                ---------------------------
                                                 Gordon R. Arnold
                                                 Chief Executive Officer
                                                 Chief Financial Officer